UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 9, 2025

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 8, 2025, Sunnova Energy International Inc. (the “Company”), Sunnova Energy Corporation (“SEC”) and Sunnova Intermediate Holdings, LLC (together with the Company and SEC, the “Debtors”) each filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On June 9, 2025, the Company received written notice (the “Delisting Notice”) from the staff of NYSE Regulation of the New York Stock Exchange (the “NYSE”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Section 802.01D of the NYSE Listed Company Manual, the NYSE had determined to commence proceedings to delist the Company’s common stock, par value $0.0001 per share (the “common stock”), and that trading in the common stock was suspended immediately. The NYSE will apply to the U.S. Securities and Exchange Commission (the “Commission”) to delist the common stock upon completion of all applicable procedures. The Company does not intend to appeal the determination and, therefore, it is expected that its common stock will be delisted from the NYSE.

The NYSE will file a Form 25-NSE with the Commission, which will remove the Company’s common stock from listing and registration on the NYSE. As a result, the Company’s common stock is expected to commence trading on the Pink Open Market operated by the OTC Markets Group, Inc. (commonly referred to as the “pink sheets”). The Pink Open Market is a significantly more limited market than the NYSE, and quotation on the Pink Open Market will likely result in a less liquid market for existing and potential holders of the Company’s common stock to trade the common stock and could further depress the trading price of the Company’s common stock. The Company can provide no assurance that the common stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Company’s common stock on this market, or whether the trading volume of the Company’s common stock will be sufficient to provide for an efficient trading market for existing and potential holders of the Company’s common stock.

Item 7.01. Regulation FD Disclosure.

Press Release

On June 9, 2025, the Company issued a press release in connection with the filing of the Chapter 11 Cases. A copy of the press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

By filing this Current Report and furnishing this information, the Company makes no admission as to the materiality of any information contained in this Current Report. The information in this Current Report, including Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any securities. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report except as required by law.

Cautionary Note Regarding the Company’s Securities and Forward-Looking Statements

The Company cautions that trading in its securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the Debtors’ continued operation of the business; the Company’s expectation to be granted “first day” motions and the ability to pay for continuing obligations, including, but not limited to, employee wages, vendors, suppliers for goods, services, taxes, and insurance; the expected delisting of the common stock from the NYSE and the trading price and liquidity of the common stock on the Pink Open Market; and any assumptions underlying any of the foregoing. All statements, other than statements of historical fact, are forward-looking statements. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Company’s business, financial condition and results of operations; the Company’s ability to improve its liquidity and long‑term capital structure and to address its debt service obligations; the Company’s ability to maintain relationships with customers, employees and other third parties as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and the interests of various constituents, including holders of the Company’s common stock; the Company’s ability to obtain court approvals with respect to motions filed or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risk associated with third-party motions in the Chapter 11 Cases; risks relating to the delisting of the Company’s common stock from the NYSE and future quotation of the common stock; the Company’s ability to negotiate and confirm a sale of its assets under Section 363 of the Bankruptcy Code; and the risks and other important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated June 9, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: June 10, 2025	By:	/s/ David Searle
Name: David Searle
Title: Executive Vice President, General Counsel, and Chief Compliance Officer